LETTER TO STOCKHOLDERS

We are pleased to present summary financial information of Petroleum & Resources Corporation (the Corporation) for the three months ended March 31, 2011.

Net assets of the Corporation at March 31, 2011 were $34.88 per share on 24,801,865 shares outstanding, compared with $30.73 per share at December 31, 2010 on 24,789,698 shares outstanding. On March 1, 2011, a distribution of $0.10 per share was paid, consisting of $0.05 from 2010 long-term capital gain, $0.01 from 2010 short-term capital gain, $0.03 from 2010 investment income, and $0.01 from 2011 investment income, all taxable in 2011. On April 14, 2011, an investment income dividend of $0.10 per share was declared to stockholders of record May 13, 2011, payable June 1, 2011.

Net investment income for the three months ended March 31, 2011 amounted to $2,159,280, compared with $1,953,692 for the same three month period in 2010. These earnings are equal to $0.09 and $0.08 per share, respectively.

Net capital gain realized on investments for the three months ended March 31, 2011 amounted to $18,090,334, or $0.73 per share.

For the three months ended March 31, 2011, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was 13.9%. The total return on the market value of the Corporation’s shares for the period was 13.7%. These compare to a 17.2% total return for the Dow Jones U.S. Oil and Gas Index, a 5.9% total return for the Dow Jones U.S. Basic Materials Index, an 11.2% total return for the Lipper Global Natural Resources Funds Index (“Lipper Peer Group”) and a 5.9% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) over the same time period.

For the twelve months ended March 31, 2011, the Corporation’s total return on net asset value was 35.1% and on market value was 34.9%. Comparable figures for the Dow Jones U.S. Oil & Gas Index, the Dow Jones U.S. Basic Materials Index, the Lipper Peer Group, and the S&P 500 were 39.6%, 30.8%, 28.1%, and 15.6%, respectively.

For the twelve months ended March 31, 2011, the annual distribution rate (total dividends and distributions as a percentage of the average daily market price of the Corporation’s Common Stock) was 5.1%. The table on page 3 shows the annual distribution rate over the past five years.

The Annual Meeting was held on March 22, 2011 in Baltimore, Maryland. The results of the voting at the Annual Meeting are shown on page 7.

We are pleased to announce that, effective April 1, 2011, Mr. Michael A. Kijesky has been elected Vice President—Research. Mr. Kijesky joined the Corporation in 2009 as a senior equity analyst with a focus on energy and basic materials stocks.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, links for electronic delivery of stockholder reports, and other useful content.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

April 14, 2011

SUMMARY FINANCIAL INFORMATION

Three Months Ended March 31

(unaudited)

	2011	2010
Net asset value per share	$34.88	$27.12
Total net assets	865,204,122	660,138,236
Unrealized appreciation	437,755,567	260,911,474
Net investment income	2,159,280	1,953,692
Net realized gain	18,090,334	2,630,937
Market price per share	30.61	23.83
Shares outstanding	24,801,865	24,339,368
Total return (based on market price)	13.7%	0.8%
Total return (based on net asset value)	13.9%	1.8%
Key ratios:
Net investment income to average net assets (annualized)	1.05%	1.22%
Expenses to average net assets (annualized)	0.54%	0.58%
Portfolio turnover	5.39%	4.03%
Net cash & short-term investments to net assets	3.3%	1.4%

RETURNS ON NET ASSET VALUE

As of March 31, 2011

(unaudited)

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Per Share	Long-Term Capital Gains Per Share	Total Distributions Per Share	Dividend Yield*	Annual Distribution Rate**
2006	$0.47	$0.34	$2.99	$3.80	1.4%	11.3%
2007	0.49	0.04	3.78	4.31	1.3	11.6
2008	0.38	0.04	2.57	2.99	1.1	8.9
2009	0.37	0.14	0.89	1.40	1.7	6.6
2010	0.32	0.19	0.76	1.27	1.4	5.5

				Average:	1.4%	8.8%

*	The dividend yield is the total income dividends during the year divided by the average daily market price of the Corporation’s Common Stock.
**	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2011

(unaudited)

	Shares
	Additions		Reductions	Held March 31, 2011
CF Industries Holdings, Inc.	56,735			70,069
FMC Corp.	130,000			130,000
Forest Oil Corp.	10,771			140,771
Freeport-McMoRan Copper & Gold Inc.	247,500	(1)		495,000
Halliburton Co.	125,000			525,000
Kinder Morgan, Inc.	71,000			71,000
National Oilwell Varco, Inc.	50,000		50,000	200,000
Newfield Exploration Co.	20,000			80,000
Potash Corporation of Saskatchewan Inc.	188,500	(1)		282,750
Royal Dutch Shell plc (Class A) ADR	3,930	(2)		330,612
Schlumberger Ltd.	25,000			500,000
Teck Resources Ltd.	200,000			200,000
AGL Resources Inc.			147,010	—
Apache Corp.			25,000	150,000
Energen Corp.			15,000	185,000
Massey Energy Co.			80,000	100,000
MDU Resources Group, Inc.			29,600	345,400
Nabors Industries Ltd.			151,000	369,000
National Fuel Gas Co.			25,000	175,000
New Jersey Resources Corp.			3,000	287,000
Noble Corp.			165,000	—
Noble Energy, Inc.			15,000	225,000
Oasis Petroleum, Inc.			50,000	150,000
Occidental Petroleum Corp.			43,700	350,000
Questar Corp.			3,700	176,300
Total S.A. ADR			29,500	—
Transocean Ltd.			30,000	227,953

(1)	By stock split.
(2)	In lieu of cash dividend.

PORTFOLIO SUMMARY

March 31, 2011

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$110,498,866	12.8%
Chevron Corp.	100,984,200	11.7
Schlumberger Ltd.	46,630,000	5.4
Occidental Petroleum Corp.	36,571,500	4.2
ConocoPhillips	27,951,000	3.2
Freeport-McMoRan Copper & Gold Inc.	27,497,250	3.2
Halliburton Co.	26,166,000	3.0
Royal Dutch Shell plc (Class A) ADR	24,088,390	2.8
International Coal Group, Inc.	23,371,598	2.7
Dow Chemical Co.	22,650,000	2.6

Total	$446,408,804	51.6%

SECTOR WEIGHTINGS

SCHEDULE OF INVESTMENTS

March 31, 2011

(unaudited)

	Shares	Value (A)
Stocks — 96.7%

Energy — 72.6%
Exploration & Production — 21.5%
Anadarko Petroleum Corp.	165,000	$13,516,800
Apache Corp.	150,000	19,638,000
Devon Energy Corp.	110,000	10,094,700
Energen Corp.	185,000	11,677,200
EOG Resources, Inc.	120,000	14,221,200
EQT Corp.	220,000	10,978,000
Forest Oil Corp. (B)	140,771	5,325,367
Newfield Exploration Co. (B)	80,000	6,080,800
Noble Energy, Inc.	225,000	21,746,250
Oasis Petroleum, Inc. (B)	150,000	4,743,000
Occidental Petroleum Corp.	350,000	36,571,500
Pioneer Natural Resources Co. (D)	140,000	14,268,800
QEP Resources, Inc. (with attached rights)	200,000	8,108,000
Southwestern Energy Co. (B) (D)	200,000	8,594,000

		185,563,617

Integrated — 32.9%
Chevron Corp.	940,000	100,984,200
ConocoPhillips	350,000	27,951,000
Exxon Mobil Corp. (E)	1,313,430	110,498,866
Hess Corp.	250,000	21,302,500
Royal Dutch Shell plc (Class A) ADR	330,612	24,088,390

		284,824,956

Pipelines — 2.5%
Kinder Morgan, Inc. (B)	71,000	2,104,440
Spectra Energy Corp.	208,812	5,675,510
Williams Companies, Inc.	450,000	14,031,000

		21,810,950

Services — 15.7%
Baker Hughes, Inc.	112,000	8,224,160
Halliburton Co.	525,000	26,166,000
Nabors Industries Ltd. (B)	369,000	11,210,220
National Oilwell Varco, Inc.	200,000	15,854,000
Schlumberger Ltd.	500,000	46,630,000
Transocean Ltd. (B) (D)	227,953	17,768,936
Weatherford International, Ltd. (B)	450,000	10,170,000

		136,023,316

Basic Materials — 19.1%
Chemicals — 9.2%
CF Industries Holdings, Inc. (D)	70,069	9,584,738
Dow Chemical Co.	600,000	22,650,000
FMC Corp.	130,000	11,040,900
Potash Corporation of Saskatchewan Inc. (D)	282,750	16,662,458
Praxair, Inc.	196,508	19,965,213

		79,903,309

Industrial Metals — 6.1%
Cliffs Natural Resources Inc.	150,000	14,742,000
Freeport-McMoRan Copper & Gold Inc.	495,000	27,497,250
Teck Resources Ltd.	200,000	10,604,000

		52,843,250

Mining — 3.8%
CONSOL Energy Inc. (D)	46,300	2,483,069
International Coal Group, Inc. (B) (D)	2,068,283	23,371,598
Massey Energy Co. (D)	100,000	6,836,000

		32,690,667

Utilities — 5.0%
MDU Resources Group, Inc.	345,400	7,933,838
National Fuel Gas Co.	175,000	12,950,000
New Jersey Resources Corp.	287,000	12,326,650
Northeast Utilities	200,000	6,920,000
Questar Corp.	176,300	3,076,435

		43,206,923

Total Stocks (Cost $399,578,486)		836,866,988

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2011

(unaudited)

	Principal/ Shares	Value (A)
Short-Term Investments — 3.3%

Time Deposits — 1.7%
Wilmington Trust FSB, 0.90%	$15,000,000	$15,000,000

Money Market Funds — 1.6%
Fidelity Institutional Money Market - Government Portfolio, 0.01% (C)	10,000	10,000
RBC U.S. Government Money Market (Institutional Class I), 0.06% (C)	13,159,484	13,159,484
Vanguard Federal Money Market, 0.03% (C)	10,000	10,000

Western Asset Institutional Government Reserves (Institutional Class), 0.05% (C)	10,000	10,000

		13,189,484

Total Short-Term Investments (Cost $28,189,484)		28,189,484

Total Investments — 100.0% (Cost $427,767,970)		865,056,472
Cash, receivables, prepaid expenses and other assets, less liabilities — 0.0%		147,650

Net Assets — 100.0%		$865,204,122

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(D)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $17,190,130.
(E)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $19,609,000.

This report is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 22, 2011. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	20,355,639	1,291,486
Phyllis O. Bonanno	20,452,896	1,194,229
Kenneth J. Dale	20,556,773	1,090,352
Daniel E. Emerson	20,360,967	1,286,158
Frederic A. Escherich	20,557,755	1,089,370
Roger W. Gale	20,540,881	1,106,244
Thomas H. Lenagh	20,292,464	1,354,661
Kathleen T. McGahran	20,492,509	1,154,616
Douglas G. Ober	20,557,588	1,089,537
Craig R. Smith	20,539,868	1,107,257

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2011 was approved with 20,692,595 votes for, 475,266 votes against, and 479,273 shares abstaining.

The Corporation

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,3]	Roger W. Gale [2,4]
Phyllis O. Bonanno [3,4]	Thomas H. Lenagh [2,4]
Kenneth J. Dale [2,4]	Kathleen T. McGahran [1,3],[5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [1,4,5]	Craig R. Smith [1,3,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Nancy J.F. Prue	Executive Vice President
David D. Weaver	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky	Vice President—Research
Brian S. Hook	Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/11)	$30.61
Net Asset Value (3/31/11)	$34.88
Discount	12.2%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2011

From Investment Income (paid or declared)	$0.14
From Net Realized Gains	0.06

Total	$0.20

2011 Dividend Payment Dates

March 1, 2011

June 1, 2011

September 1, 2011*

December 27, 2011*

*Anticipated